UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 13, 2006
LHC GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A	70503
Lafayette, LA
(Address of Principal Executive Offices)	(Zip Code)
(337) 233-1307
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 13, 2006, LHC Group, Inc. (the “Company”) issued a press release announcing the Company’s execution of a definitive agreement to sell its 15-bed long-term acute care hospital (“LTACH”) located in Morgan City, Louisiana to Gulf States Health Services (“Gulf States”), a Baton Rouge based provider. The purchase price related to the LTACH sale was not disclosed.
     A copy of the Company’s press release concerning the definitive agreement to sell Morgan City LTACH to Gulf States is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     Exhibit 99.1 Press Release, dated March 13, 2006, announcing the Company’s execution of a definitive agreement to sell the LTACH in Morgan City, Louisiana to Gulf States.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

	By:	/s/ R. Barr Brown

R. Barr Brown Senior Vice President and Chief Financial Officer

Dated: March 16, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated March 13, 2006, announcing the Company’s execution of a definitive agreement to sell the LTACH in Morgan City, Louisiana to Gulf States